Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB/A Amended Quarterly Report of Internet
Recreation, Inc. (the "Company") for the period ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o    the Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

o    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 16, 2003
By: /s/ Kathleen (Patty) Hackler

Kathleen (Patty) Hackler, President, Chief Executive Officer, Chief Financial
Officer, and Principal Accounting Officer